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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: June 22, 2004
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                       (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




                   200 Park Avenue, New York, New York 10166
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              (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 5.  Other Events and Regulation FD Disclosure.

     On June 22, 2004, MetLife, Inc., a Delaware Corporation, issued a press release announcing certain organizational changes, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

         99.1 Press Release of MetLife, Inc., dated June 22, 2004, announcing certain organizational changes.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
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                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: June 22, 2004

                                EXHIBIT INDEX


Exhibit
Number          Exhibit
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99.1 Press Release, dated June 22, 2004, announcing certain organizational changes.